Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Third Quarter 2020

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Earnings Summary
Interest income - taxable equivalent	$1,071	$1,076	$1,091	$1,111	$1,163
Interest expense - taxable equivalent	71	91	151	180	213
Net interest income - taxable equivalent	1,000	985	940	931	950
Less: Taxable-equivalent adjustment	12	13	12	13	13
Net interest income	988	972	928	918	937
Provision for credit losses (1)	113	882	373	96	108
Net interest income after provision for credit losses (1)	875	90	555	822	829
Non-interest income	655	573	485	562	558
Non-interest expense	896	924	836	897	871
Income (loss) before income taxes	634	(261)	204	487	516
Income tax expense (benefit)	104	(47)	42	98	107
Net income (loss)	$530	$(214)	$162	$389	$409
Net income (loss) available to common shareholders	$501	$(237)	$139	$366	$385

Earnings (loss) per common share - basic	0.52	(0.25)	0.15	0.38	0.39
Earnings (loss) per common share - diluted	0.52	(0.25)	0.14	0.38	0.39

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$88,359	$90,548	$88,098	$82,963	$82,786
Allowance for loan losses	(2,276)	(2,276)	(1,560)	(869)	(869)
Allowance for credit losses	(2,425)	(2,425)	(1,665)	(914)	(917)
Assets	145,180	144,070	133,542	126,240	128,147
Deposits	118,445	116,779	100,030	97,475	94,305
Long-term borrowings - Federal Home Loan Bank advances	—	401	4,651	2,501	3,001
Long-term borrowings - Other	4,919	6,007	5,454	5,378	6,127
Shareholders' equity	17,904	17,602	17,332	16,295	16,581
Average balances
Loans, net of unearned income	$89,370	$91,964	$83,249	$82,392	$82,986
Assets	142,845	139,820	124,771	124,138	124,663
Deposits	116,656	110,921	95,672	94,512	94,056
Long-term borrowings - Federal Home Loan Bank advances	392	1,266	3,003	2,659	3,222
Long-term borrowings - Other	5,437	6,301	5,399	5,942	6,118
Shareholders' equity	17,759	17,384	16,460	16,564	16,621
_______
(1) Upon adoption of the Current Expected Credit Losses (CECL) accounting guidance on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Return on average assets* (1)	1.48%	(0.61)%	0.52%	1.24%	1.30%
Return on average common shareholders' equity*	12.38%	(5.96)%	3.69%	9.51%	9.98%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	18.32%	(8.90)%	5.43%	13.95%	14.62%
Efficiency ratio	54.1%	59.4%	58.6%	60.1%	57.7%
Adjusted efficiency ratio (non-GAAP) (2)	55.3%	57.7%	57.9%	58.1%	57.4%
Common book value per share	$16.92	$16.61	$16.73	$15.65	$15.83
Tangible common book value per share (non-GAAP) (2)	$11.49	$11.16	$11.67	$10.58	$10.79
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.88%	7.72%	8.68%	8.34%	8.44%
Basel III common equity (3)	$10,092	$9,716	$10,294	$10,228	$10,121
Total risk-weighted assets (3)	$108,764	$109,539	$108,985	$105,705	$105,652
Basel III common equity Tier 1 ratio (3)	9.3%	8.9%	9.4%	9.7%	9.6%
Tier 1 capital ratio (3)	10.8%	10.4%	10.6%	10.9%	10.8%
Total risk-based capital ratio (3)	13.0%	12.6%	12.5%	12.7%	12.6%
Leverage ratio (3)	8.5%	8.4%	9.6%	9.6%	9.5%
Effective tax rate	16.5%	18.3%	20.6%	20.3%	20.6%
Allowance for loan losses as a percentage of loans, net of unearned income	2.58%	2.51%	1.77%	1.05%	1.05%
Allowance for loan losses to non-performing loans, excluding loans held for sale	297%	370%	244%	171%	188%
Allowance for credit losses as a percentage of loans, net of unearned income	2.74%	2.68%	1.89%	1.10%	1.11%
Allowance for credit losses as a percentage of loans excluding PPP, net of unearned income (non-GAAP)(2)	2.90%	2.82%	1.89%	1.10%	1.11%
Allowance for credit losses to non-performing loans, excluding loans held for sale	316%	395%	261%	180%	198%
Net interest margin (FTE)*	3.13%	3.19%	3.44%	3.39%	3.44%
Loans, net of unearned income, to total deposits	74.6%	77.5%	88.1%	85.1%	87.8%
Net charge-offs as a percentage of average loans*	0.50%	0.80%	0.59%	0.46%	0.44%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.87%	0.68%	0.72%	0.61%	0.56%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.90%	0.74%	0.79%	0.70%	0.65%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	1.08%	0.91%	0.96%	0.89%	0.82%
Associate headcount—full-time equivalent (5)	19,766	20,073	19,743	19,564	19,549
ATMs	2,058	2,038	2,042	2,028	1,993
Branch Statistics
Full service	1,334	1,340	1,374	1,374	1,370
Drive-through/transaction service only	47	51	53	54	55
Total branch outlets	1,381	1,391	1,427	1,428	1,425

*Annualized

(1)	Calculated by dividing income by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13, 15, 20, 21, and 24.

(3)	Current quarter Basel III common equity as well as Total risk-weighted assets, Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 16 for amounts related to these loans.

(5)	Associate headcount for the second quarter of 2020 includes 463 associates from the Ascentium acquisition.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Interest income on:
Loans, including fees	$903	$898	$903	$923	$970
Debt securities	140	148	158	155	160
Loans held for sale	8	6	5	5	5
Other earning assets	8	11	13	15	15
Total interest income	1,059	1,063	1,079	1,098	1,150
Interest expense on:
Deposits	32	40	84	98	116
Short-term borrowings	—	2	8	12	14
Long-term borrowings	39	49	59	70	83
Total interest expense	71	91	151	180	213
Net interest income	988	972	928	918	937
Provision for credit losses (1)	113	882	373	96	108
Net interest income after provision for credit losses (1)	875	90	555	822	829
Non-interest income:
Service charges on deposit accounts	152	131	178	187	186
Card and ATM fees	115	101	105	112	114
Wealth management income	85	79	84	84	83
Capital markets income	61	95	9	61	36
Mortgage income	108	82	68	49	56
Securities gains (losses), net	3	1	—	(2)	—
Other	131	84	41	71	83
Total non-interest income	655	573	485	562	558
Non-interest expense:
Salaries and employee benefits	525	527	467	488	481
Net occupancy expense	80	76	79	79	80
Furniture and equipment expense	89	86	83	82	83
Other	202	235	207	248	227
Total non-interest expense	896	924	836	897	871
Income (loss) before income taxes	634	(261)	204	487	516
Income tax expense (benefit)	104	(47)	42	98	107
Net income (loss)	$530	$(214)	$162	$389	$409
Net income (loss) available to common shareholders	$501	$(237)	$139	$366	$385
Weighted-average shares outstanding—during quarter:
Basic	960	960	957	963	988
Diluted	962	960	961	968	991
Actual shares outstanding—end of quarter	960	960	957	957	964
Earnings (loss) per common share: (2)
Basic	$0.52	$(0.25)	$0.15	$0.38	$0.39
Diluted	$0.52	$(0.25)	$0.14	$0.38	$0.39
Taxable-equivalent net interest income	$1,000	$985	$940	$931	$950
________
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.
(2) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Consolidated Statements of Operations (continued) (unaudited)

	Nine Months Ended September 30
($ amounts in millions, except per share data)	2020	2019
Interest income on:
Loans, including fees	$2,704	$2,943
Debt securities	446	488
Loans held for sale	19	12
Other earning assets	32	55
Total interest income	3,201	3,498
Interest expense on:
Deposits	156	349
Short-term borrowings	10	41
Long-term borrowings	147	281
Total interest expense	313	671
Net interest income	2,888	2,827
Provision for credit losses (1)	1,368	291
Net interest income after provision for credit losses (1)	1,520	2,536
Non-interest income:
Service charges on deposit accounts	461	542
Card and ATM fees	321	343
Wealth management income	248	238
Capital markets income	165	117
Mortgage income	258	114
Securities gains (losses), net	4	(26)
Other	256	226
Total non-interest income	1,713	1,554
Non-interest expense:
Salaries and employee benefits	1,519	1,428
Net occupancy expense	235	242
Furniture and equipment expense	258	243
Other	644	679
Total non-interest expense	2,656	2,592
Income before income taxes	577	1,498
Income tax expense	99	305
Net income	$478	$1,193
Net income available to common shareholders	$403	$1,137
Weighted-average shares outstanding—during year:
Basic	959	1,005
Diluted	961	1,010
Actual shares outstanding—end of period	960	964
Earnings per common share:
Basic	$0.42	$1.13
Diluted	$0.42	$1.13
Taxable-equivalent net interest income	$2,925	$2,867

(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	9/30/2020			6/30/2020
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$24,950	$140	2.24%	$23,828	$148	2.49%
Loans held for sale	1,147	8	2.89	807	6	3.06
Loans, net of unearned income:
Commercial and industrial	46,405	474	4.05	49,296	461	3.74
Commercial real estate mortgage—owner-occupied	5,498	63	4.50	5,492	61	4.41
Commercial real estate construction—owner-occupied	318	3	4.04	312	3	4.20
Commercial investor real estate mortgage	5,324	31	2.27	5,150	33	2.53
Commercial investor real estate construction	1,974	15	2.87	1,869	15	3.30
Residential first mortgage	15,786	135	3.41	14,884	130	3.50
Home equity	7,727	70	3.59	8,042	73	3.65
Indirect—vehicles	1,223	10	3.25	1,441	11	3.24
Indirect—other consumer	2,835	57	8.06	3,111	65	8.36
Consumer credit card	1,194	38	12.62	1,230	36	11.65
Other consumer	1,086	19	7.36	1,137	23	7.54
Total loans, net of unearned income	89,370	915	4.06	91,964	911	3.96
Other earning assets	11,695	8	0.30	7,541	11	0.53
Total earning assets	127,162	1,071	3.35	124,140	1,076	3.46
Unrealized gains/(losses) on debt securities available for sale, net (1)	1,143			1,031
Allowance for loan losses	(2,308)			(1,860)
Cash and due from banks	2,174			2,070
Other non-earning assets	14,674			14,439
	$142,845			$139,820
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$10,935	4	0.14	$10,152	3	0.13
Interest-bearing checking	22,098	4	0.07	21,755	6	0.11
Money market	29,146	8	0.12	27,870	10	0.13
Time deposits	6,150	16	1.08	6,690	21	1.26
Other deposits	13	—	1.87	72	—	1.64
Total interest-bearing deposits (2)	68,342	32	0.19	66,539	40	0.24
Other short-term borrowings	—	—	—	1,558	2	0.53
Long-term borrowings	5,829	39	2.63	7,567	49	2.56
Total interest-bearing liabilities	74,171	71	0.38	75,664	91	0.48
Non-interest-bearing deposits (2)	48,314	—	—	44,382	—	—
Total funding sources	122,485	71	0.23	120,046	91	0.30
Net interest spread (1)			2.97			2.98
Other liabilities	2,576			2,390
Shareholders’ equity	17,759			17,384
Noncontrolling interest	25			—
	$142,845			$139,820
Net interest income /margin FTE basis (1)		$1,000	3.13%		$985	3.19%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.11% for the quarter ended September 30, 2020 and 0.14% for the quarter ended June 30, 2020.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	03/31/2020			12/31/2019			9/30/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$23,766	$158	2.66%	$23,830	$155	2.61%	$23,909	$160	2.67%
Loans held for sale	514	5	3.72	540	5	3.58	557	5	3.73
Loans, net of unearned income:
Commercial and industrial	40,519	405	4.00	39,743	416	4.14	40,200	441	4.34
Commercial real estate mortgage—owner-occupied	5,509	63	4.51	5,489	63	4.47	5,481	66	4.74
Commercial real estate construction—owner-occupied	323	4	4.62	357	4	4.59	390	5	4.63
Commercial investor real estate mortgage	4,975	46	3.69	4,841	49	3.97	4,859	54	4.35
Commercial investor real estate construction	1,673	19	4.40	1,544	19	4.80	1,529	21	5.25
Residential first mortgage	14,469	140	3.86	14,416	141	3.92	14,298	142	3.99
Home equity	8,275	89	4.31	8,478	95	4.46	8,683	104	4.79
Indirect—vehicles	1,679	14	3.26	1,948	16	3.29	2,247	19	3.30
Indirect—other consumer	3,263	71	8.74	3,005	67	8.93	2,750	63	9.16
Consumer credit card	1,348	41	12.26	1,337	42	12.35	1,310	43	13.11
Other consumer	1,216	23	7.95	1,234	24	7.96	1,239	25	8.02
Total loans, net of unearned income	83,249	915	4.40	82,392	936	4.51	82,986	983	4.70
Other earning assets	2,302	13	2.37	2,210	15	2.63	2,087	15	2.82
Total earning assets	109,831	1,091	3.97	108,972	1,111	4.05	109,539	1,163	4.21
Unrealized gains/(losses) on debt securities available for sale, net (1)	510			296			251
Allowance for loan losses	(1,315)			(872)			(857)
Cash and due from banks	1,915			1,939			1,891
Other non-earning assets	13,830			13,803			13,839
	$124,771			$124,138			$124,663
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$8,822	4	0.17	$8,616	3	0.14	$8,607	4	0.16
Interest-bearing checking	19,273	22	0.47	18,668	26	0.57	18,257	33	0.71
Money market	25,151	28	0.46	25,289	36	0.56	24,904	42	0.68
Time deposits	7,302	26	1.44	7,543	32	1.60	7,712	31	1.67
Other deposits	919	4	1.57	298	1	1.69	977	6	2.25
Total interest-bearing deposits (2)	61,467	84	0.55	60,414	98	0.64	60,457	116	0.77
Federal funds purchased and securities sold under agreements to repurchase	151	1	1.39	110	1	1.58	208	1	2.28
Other short-term borrowings	1,644	7	1.69	2,164	11	2.08	2,187	13	2.31
Long-term borrowings	8,402	59	2.81	8,601	70	3.23	9,340	83	3.47
Total interest-bearing liabilities	71,664	151	0.85	71,289	180	1.00	72,192	213	1.17
Non-interest-bearing deposits (2)	34,205	—	—	34,098	—	—	33,599	—	—
Total funding sources	105,869	151	0.57	105,387	180	0.67	105,791	213	0.80
Net interest spread (1)			3.12			3.05			3.04
Other liabilities	2,442			2,187			2,251
Shareholders’ equity	16,460			16,564			16,621
	$124,771			$124,138			$124,663
Net interest income/margin FTE basis (1)		$940	3.44%		$931	3.39%		$950	3.44%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.35% for the quarter ended March 31, 2020, 0.41% for the quarter ended December 31, 2019 and 0.49% for the quarter ended September 30, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders.

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Net income (loss) available to common shareholders (GAAP)	$501	$(237)	$139	$366	$385	$738	311.4%	$116	30.1%
Preferred dividends (GAAP)	29	23	23	23	24	6	26.1%	5	20.8%
Income tax expense (benefit) (GAAP)	104	(47)	42	98	107	151	321.3%	(3)	(2.8)%
Income (loss) before income taxes (GAAP)	634	(261)	204	487	516	895	342.9%	118	22.9%
Provision for credit losses (GAAP) (1)	113	882	373	96	108	(769)	(87.2)%	5	4.6%
Pre-tax pre-provision income (non-GAAP)	747	621	577	583	624	126	20.3%	123	19.7%
Other adjustments:
Securities (gains) losses, net	(3)	(1)	—	2	—	(2)	200.0%	(3)	NM
Valuation gain on equity investment (2)	(44)	—	—	—	—	(44)	NM	(44)	NM
Leveraged lease termination gains	—	—	(2)	—	(1)	—	NM	1	100.0%
Salaries and employee benefits—severance charges	2	2	1	—	1	—	—%	1	100.0%
Branch consolidation, property and equipment charges	3	10	11	12	5	(7)	(70.0)%	(2)	(40.0)%
Loss on early extinguishment of debt	2	6	—	16	—	(4)	(66.7)%	2	NM
Professional, legal and regulatory expenses	—	7	—	—	—	(7)	(100.0)%	—	NM
Acquisition expenses	—	1	—	—	—	(1)	(100.0)%	—	NM
Total other adjustments	(40)	25	10	30	5	(65)	(260.0)%	(45)	NM
Adjusted pre-tax pre-provision income (non-GAAP)	$707	$646	$587	$613	$629	$61	9.4%	$78	12.4%

______
NM - Not Meaningful
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption, the provision for unfunded commitments was included in other non-interest expense.
(2) In the third quarter of 2020, the equity investee executed an initial public offering. However, the Company is subject to a conventional post-issuance 180 day lock-up period, which prevents the sale of its position.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Service charges on deposit accounts	$152	$131	$178	$187	$186	$21	16.0%	$(34)	(18.3)%
Card and ATM fees	115	101	105	112	114	14	13.9%	1	0.9%
Wealth management income	85	79	84	84	83	6	7.6%	2	2.4%
Capital markets income (1)	61	95	9	61	36	(34)	(35.8)%	25	69.4%
Mortgage income	108	82	68	49	56	26	31.7%	52	92.9%
Commercial credit fee income	20	17	18	18	19	3	17.6%	1	5.3%
Bank-owned life insurance	17	18	17	18	18	(1)	(5.6)%	(1)	(5.6)%
Securities gains (losses), net	3	1	—	(2)	—	2	200.0%	3	NM
Market value adjustments on employee benefit assets (2)	14	16	(25)	7	7	(2)	(12.5)%	7	100.0%
Valuation gain on equity investment (3)	44	—	—	—	—	44	NM	44	NM
Other	36	33	31	28	39	3	9.1%	(3)	(7.7)%
Total non-interest income	$655	$573	$485	$562	$558	$82	14.3%	$97	17.4%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Production and sales	$99	$75	$48	$30	$31	$24	32.0%	$68	219.4%
Loan servicing	23	23	25	25	25	—	—%	(2)	(8.0)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	—	(11)	(83)	40	(31)	11	100.0%	31	100.0%
MSRs hedge gain (loss)	—	13	97	(33)	46	(13)	(100.0)%	(46)	(100.0)%
MSRs change due to payment decay (4)	(14)	(18)	(19)	(13)	(15)	4	22.2%	1	6.7%
MSR and related hedge impact (4)	(14)	(16)	(5)	(6)	—	2	12.5%	(14)	NM
Total mortgage income	$108	$82	$68	$49	$56	$26	31.7%	$52	92.9%

Mortgage production - purchased	$1,776	$1,390	$894	$1,014	$1,139	$386	27.8%	$637	55.9%
Mortgage production - refinanced	1,712	2,563	576	639	578	(851)	(33.2)%	1,134	196.2%
Total mortgage production (5)	$3,488	$3,953	$1,470	$1,653	$1,717	$(465)	(11.8)%	$1,771	103.1%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Investment management and trust fee income	$62	$62	$62	$64	$63	$—	—%	$(1)	(1.6)%
Investment services fee income	23	17	22	20	20	6	35.3%	3	15.0%
Total wealth management income (6)	$85	$79	$84	$84	$83	$6	7.6%	$2	2.4%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Capital markets income	$61	$95	$9	$61	$36	$(34)	(35.8)%	$25	69.4%
Less: Valuation adjustments on customer derivatives (7)	5	34	(34)	5	(6)	(29)	(85.3)%	11	183.3%
Capital markets income excluding valuation adjustments	$56	$61	$43	$56	$42	$(5)	(8.2)%	$14	33.3%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(3)
In the third quarter of 2020, the equity investee executed an initial public offering. However, the Company is subject to a conventional post-issuance 180 day lock-up period, which prevents the sale of its position.

(4)
In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.

(5)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(6)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(7)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Non-Interest Income

	Nine Months Ended		Year-to-Date 9/30/2020 vs. 9/30/2019
($ amounts in millions)	9/30/2020	9/30/2019	Amount	Percent
Service charges on deposit accounts	$461	$542	$(81)	(14.9)%
Card and ATM fees	321	343	(22)	(6.4)%
Wealth management income	248	238	10	4.2%
Capital markets income (1)	165	117	48	41.0%
Mortgage income	258	114	144	126.3%
Commercial credit fee income	55	55	—	—%
Bank-owned life insurance	52	60	(8)	(13.3)%
Securities gains (losses), net	4	(26)	30	115.4%
Market value adjustments on employee benefit assets - defined benefit (2)	—	5	(5)	(100.0)%
Market value adjustments on employee benefit assets - other (3)	5	4	1	25.0%
Valuation gain on equity investment (4)	44	—	44	NM
Other	100	102	(2)	(2.0)%
Total non-interest income	$1,713	$1,554	$159	10.2%
Mortgage Income

	Nine Months Ended		Year-to-Date 9/30/2020 vs. 9/30/2019
($ amounts in millions)	9/30/2020	9/30/2019	Amount	Percent
Production and sales	$222	$76	$146	192.1%
Loan servicing	71	77	(6)	(7.8)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(94)	(102)	8	7.8%
MSRs hedge gain (loss)	110	103	7	6.8%
MSRs change due to payment decay (5)	(51)	(40)	(11)	(27.5)%
MSR and related hedge impact (5)	(35)	(39)	4	10.3%
Total mortgage income	$258	$114	$144	126.3%

Mortgage production - purchased	$4,060	$3,000	$1,060	35.3%
Mortgage production - refinanced	4,851	1,099	3,752	341.4%
Total mortgage production (6)	$8,911	$4,099	$4,812	117.4%
Wealth Management Income

	Nine Months Ended		Year-to-Date 9/30/2020 vs. 9/30/2019
($ amounts in millions)	9/30/2020	9/30/2019	Amount	Percent
Investment management and trust fee income	$186	$179	$7	3.9%
Investment services fee income	62	59	3	5.1%
Total wealth management income (7)	$248	$238	$10	4.2%
Capital Markets Income

	Nine Months Ended		Year-to-Date 9/30/2020 vs. 9/30/2019
($ amounts in millions)	9/30/2020	9/30/2019	Amount	Percent
Capital markets income	$165	$117	$48	41.0%
Less: Valuation adjustments on customer derivatives (8)	5	(15)	20	133.3%
Capital markets income excluding valuation adjustments	$160	$132	$28	21.2%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)
During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments have not impacted non-interest income since the first quarter of 2019.

(3)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(4)
In the third quarter of 2020, the equity investee executed an initial public offering. However, the Company is subject to a conventional post-issuance 180 day lock-up period, which prevents the sale of its position.

(5)
In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.

(6)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(7)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(8)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Salaries and employee benefits	$525	$527	$467	$488	$481	$(2)	(0.4)%	$44	9.1%
Net occupancy expense	80	76	79	79	80	4	5.3%	—	—%
Furniture and equipment expense	89	86	83	82	83	3	3.5%	6	7.2%
Outside services	44	44	45	44	48	—	—%	(4)	(8.3)%
Professional, legal and regulatory expenses	22	28	18	28	21	(6)	(21.4)%	1	4.8%
Marketing	22	22	24	28	23	—	—%	(1)	(4.3)%
FDIC insurance assessments	10	15	11	11	12	(5)	(33.3)%	(2)	(16.7)%
Credit/checkcard expenses	12	12	13	15	19	—	—%	(7)	(36.8)%
Branch consolidation, property and equipment charges	3	10	11	12	5	(7)	(70.0)%	(2)	(40.0)%
Visa class B shares expense	5	9	4	2	5	(4)	(44.4)%	—	—%
Provision (credit) for unfunded credit losses (1)	—	—	—	(3)	(2)	—	—%	2	100.0%
Loss on early extinguishment of debt	2	6	—	16	—	(4)	(66.7)%	2	NM
Other	82	89	81	95	96	(7)	(7.9)%	(14)	(14.6)%
Total non-interest expense	$896	$924	$836	$897	$871	$(28)	(3.0)%	$25	2.9%

	Nine Months Ended		Year-to-Date 9/30/2020 vs. 9/30/2019
($ amounts in millions)	9/30/2020	9/30/2019	Amount	Percent
Salaries and employee benefits	$1,519	$1,428	$91	6.4%
Net occupancy expense	235	242	(7)	(2.9)%
Furniture and equipment expense	258	243	15	6.2%
Outside services	133	145	(12)	(8.3)%
Professional, legal and regulatory expenses	68	67	1	1.5%
Marketing	68	69	(1)	(1.4)%
FDIC insurance assessments	36	37	(1)	(2.7)%
Credit/checkcard expenses	37	53	(16)	(30.2)%
Branch consolidation, property and equipment charges	24	13	11	84.6%
Visa class B shares expense	18	12	6	50.0%
Provision (credit) for unfunded credit losses (1)	—	(3)	3	100.0%
Loss on early extinguishment of debt	8	—	8	NM
Other	252	286	(34)	(11.9)%
Total non-interest expense	$2,656	$2,592	$64	2.5%
_________
NM - Not Meaningful
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses presented within net interest income after provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Non-interest expense (GAAP)	A	$896	$924	$836	$897	$871	$(28)	(3.0)%	$25	2.9%
Adjustments:
Branch consolidation, property and equipment charges		(3)	(10)	(11)	(12)	(5)	7	70.0%	2	40.0%
Salary and employee benefits—severance charges		(2)	(2)	(1)	—	(1)	—	—%	(1)	100.0%
Loss on early extinguishment of debt		(2)	(6)	—	(16)	—	4	(66.7)	(2)	NM
Professional, legal and regulatory expenses		—	(7)	—	—	—	7	100.0	—	NM
Acquisition expenses		—	(1)	—	—	—	1	100.0	—	NM
Adjusted non-interest expense (non-GAAP)	B	$889	$898	$824	$869	$865	$(9)	(1.0)%	$24	2.8%
Net interest income (GAAP)	C	$988	$972	$928	$918	$937	$16	1.6%	$51	5.4%
Taxable-equivalent adjustment		12	13	12	13	13	(1)	(7.7)%	(1)	(7.7)%
Net interest income, taxable-equivalent basis	D	$1,000	$985	$940	$931	$950	$15	1.5%	$50	5.3%
Non-interest income (GAAP)	E	655	573	485	562	558	82	14.3	97	17.4
Adjustments:
Securities (gains) losses, net		(3)	(1)	—	2	—	(2)	200.0%	(3)	NM
Valuation gain on equity investment		(44)	—	—	—	—	(44)	NM	(44)	NM
Leveraged lease termination gains		—	—	(2)	—	(1)	—	NM	1	(100.0)%
Adjusted non-interest income (non-GAAP)	F	$608	$572	$483	$564	$557	$36	6.3%	$51	9.2%
Total revenue	C+E=G	$1,643	$1,545	$1,413	$1,480	$1,495	$98	6.3%	$148	9.9%
Adjusted total revenue (non-GAAP)	C+F=H	$1,596	$1,544	$1,411	$1,482	$1,494	$52	3.4%	$102	6.8%
Total revenue, taxable-equivalent basis	D+E=I	$1,655	$1,558	$1,425	$1,493	$1,508	$97	6.2%	$147	9.7%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,608	$1,557	$1,423	$1,495	$1,507	$51	3.3%	$101	6.7%
Operating leverage ratio (GAAP)(1)	I-A									6.9%
Adjusted operating leverage ratio (non-GAAP)(1)	J-B									4.0%
Efficiency ratio (GAAP)	A/I	54.1%	59.4%	58.6%	60.1%	57.7%
Adjusted efficiency ratio (non-GAAP)	B/J	55.3%	57.7%	57.9%	58.1%	57.4%
Fee income ratio (GAAP)	E/I	39.6%	36.8%	34.0%	37.6%	37.0%
Adjusted fee income ratio (non-GAAP)	F/J	37.8%	36.8%	34.0%	37.7%	37.0%
________
NM - Not Meaningful
(1) Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios (continued)

		Nine Months Ended September 30
($ amounts in millions)		2020	2019	2020 vs. 2019
Non-interest expense (GAAP)	K	$2,656	$2,592	$64	2.5%
Adjustments:
Branch consolidation, property and equipment charges		(24)	(13)	(11)	(84.6)%
Salary and employee benefits—severance charges		(5)	(5)	—	—%
Loss on early extinguishment of debt		(8)	—	(8)	NM
Professional, legal and regulatory expenses		(7)	—	(7)	NM
Acquisition expenses		(1)	—	(1)	NM
Adjusted non-interest expense (non-GAAP)	L	$2,611	$2,574	$37	1.4%
Net interest income (GAAP)	M	$2,888	$2,827	$61	2.2%
Taxable-equivalent adjustment		37	40	(3)	(7.5)%
Net interest income, taxable-equivalent basis	N	$2,925	$2,867	$58	2.0%
Non-interest income (GAAP)	O	$1,713	$1,554	$159	10.2%
Adjustments:
Securities (gains) losses, net		(4)	26	(30)	(115.4)%
Valuation gain on equity investment		(44)	—	(44)	NM
Leveraged lease termination gains		(2)	(1)	(1)	100.0%
Gain on sale of affordable housing residential mortgage loans (1)		—	(8)	8	100.0%
Adjusted non-interest income (non-GAAP)	P	$1,663	$1,571	$92	5.9%
Total revenue	M+O=Q	$4,601	$4,381	$220	5.0%
Adjusted total revenue (non-GAAP)	M+P=R	$4,551	$4,398	$153	3.5%
Total revenue, taxable-equivalent basis	N+O=S	$4,638	$4,421	$217	4.9%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$4,588	$4,438	$150	3.4%
Operating leverage ratio (GAAP)	S-K				2.4%
Adjusted operating leverage ratio (non-GAAP)(2)	T-L				1.9%
Efficiency ratio (GAAP)	K/S	57.3%	58.6%
Adjusted efficiency ratio (non-GAAP)	L/T	56.9%	58.0%
Fee income ratio (GAAP)	O/S	36.9%	35.2%
Adjusted fee income ratio (non-GAAP)	P/T	36.3%	35.4%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.
(2) Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measure

Return Ratio

The table below provides a calculation of “return on average tangible common shareholders’ equity”. Tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY
Net income (loss) available to common shareholders (GAAP)	A	$501	$(237)	$139	$366	$385
Average shareholders' equity (GAAP)		$17,759	$17,384	$16,460	$16,564	$16,621
Less:
Average intangible assets (GAAP)		5,322	5,373	4,947	4,953	4,949
Average deferred tax liability related to intangibles (GAAP)		(103)	(94)	(92)	(93)	(93)
Average preferred stock (GAAP)		1,656	1,409	1,310	1,310	1,310
Average tangible common shareholders' equity (non-GAAP)	B	$10,884	$10,696	$10,295	$10,394	$10,455
Return on average tangible common shareholders' equity (non-GAAP)*	A/B	18.32%	(8.90)%	5.43%	13.95%	14.62%
___
*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Components:
Beginning allowance for loan losses (ALL)	$2,276	$1,560	$869	$869	$853
Cumulative change in accounting guidance (1)	—	—	438	—	—
Beginning allowance for loan losses (ALL), as adjusted for change in accounting guidance	2,276	1,560	1,307	869	853

Loans charged-off:
Commercial and industrial	84	139	68	33	36
Commercial real estate mortgage—owner-occupied	2	3	3	3	3
Commercial real estate construction—owner-occupied	—	—	—	1	—
Total commercial	86	142	71	37	39
Commercial investor real estate mortgage	—	—	—	1	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	—	1	—
Residential first mortgage	1	1	1	—	1
Home equity—lines of credit	2	3	4	8	5
Home equity—closed-end	1	—	1	1	1
Indirect—vehicles	4	6	6	6	7
Indirect—other consumer	17	18	23	23	19
Consumer credit card	13	17	16	16	17
Other consumer	15	17	22	22	25
Total consumer	53	62	73	76	75
Total	139	204	144	114	114

Recoveries of loans previously charged-off:
Commercial and industrial	10	9	5	5	7
Commercial real estate mortgage—owner-occupied	1	1	2	—	2
Commercial real estate construction—owner-occupied	—	—	—	—	—
Total commercial	11	10	7	5	9
Commercial investor real estate mortgage	—	—	1	2	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	1	2	—
Residential first mortgage	1	1	1	—	1
Home equity—lines of credit	3	2	3	3	3
Home equity—closed-end	1	—	1	1	1
Indirect—vehicles	3	3	2	3	2
Indirect—other consumer	1	—	—	—	—
Consumer credit card	2	3	2	2	3
Other consumer	4	3	4	2	3
Total consumer	15	12	13	11	13
Total	26	22	21	18	22

Net loans charged-off:
Commercial and industrial	74	130	63	28	29
Commercial real estate mortgage—owner-occupied	1	2	1	3	1
Commercial real estate construction—owner-occupied	—	—	—	1	—
Total commercial	75	132	64	32	30
Commercial investor real estate mortgage	—	—	(1)	(1)	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	(1)	(1)	—
Residential first mortgage	—	—	—	—	—
Home equity—lines of credit	(1)	1	1	5	2
Home equity—closed-end	—	—	—	—	—
Indirect—vehicles	1	3	4	3	5
Indirect—other consumer	16	18	23	23	19
Consumer credit card	11	14	14	14	14
Other consumer	11	14	18	20	22
Total consumer	38	50	60	65	62
Total	$113	$182	$123	$96	$92
Provision for loan losses	$113	$838	$376	$96	$108
Initial allowance on acquired purchased credit deteriorated loans	$—	$60	$—	$—	$—
Ending allowance for loan losses (ALL)	$2,276	$2,276	$1,560	$869	$869
Beginning reserve for unfunded credit commitments	149	105	45	48	50
Cumulative change in accounting guidance (1)	—	—	63	—	—
Beginning reserve for unfunded credit commitments, as adjusted for change in accounting guidance	149	105	108	48	50
Provision (credit) for unfunded credit losses	—	44	(3)	(3)	(2)
Ending reserve for unfunded commitments	149	149	105	45	48
Allowance for credit losses (ACL) at period end	$2,425	$2,425	$1,665	$914	$917

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.63%	1.06%	0.63%	0.28%	0.29%
Commercial real estate mortgage—owner-occupied	0.06%	0.17%	0.07%	0.19%	0.07%
Total commercial	0.57%	0.96%	0.56%	0.27%	0.26%
Commercial investor real estate mortgage	(0.01)%	(0.03)%	(0.06)%	(0.03)%	(0.03)%
Commercial investor real estate construction	—%	—%	(0.01)%	—%	(0.02)%
Total investor real estate	(0.01)%	(0.02)%	(0.05)%	(0.02)%	(0.03)%
Residential first mortgage	—%	—%	—%	0.01%	0.01%
Home equity—lines of credit	(0.11)%	0.06%	0.10%	0.31%	0.13%
Home equity—closed-end	(0.01)%	—%	(0.02)%	—%	0.05%
Indirect—vehicles	0.30%	0.85%	0.94%	0.76%	0.74%
Indirect—other consumer	2.23%	2.35%	2.83%	3.00%	2.83%
Consumer credit card	3.73%	4.41%	4.16%	4.18%	4.31%
Other consumer	4.12%	5.15%	5.73%	6.56%	6.85%
Total consumer	0.51%	0.68%	0.79%	0.85%	0.81%
Total	0.50%	0.80%	0.59%	0.46%	0.44%
Non-accrual loans, excluding loans held for sale	$767	$614	$638	$507	$462
Non-performing loans held for sale	5	10	3	13	8
Non-accrual loans, including loans held for sale	772	624	641	520	470
Foreclosed properties	26	43	54	53	59
Non-marketable investments received in foreclosure	—	—	—	5	5
Non-performing assets (NPAs)	$798	$667	$695	$578	$534
Loans past due > 90 days (2)	$158	$245	$209	$224	$149
Criticized loans- business (3)	$3,734	$4,225	$2,524	$2,251	$2,319
Credit Ratios:
ACL/Loans, net	2.74%	2.68%	1.89%	1.10%	1.11%
ALL/Loans, net	2.58%	2.51%	1.77%	1.05%	1.05%
Allowance for credit losses to non-performing loans, excluding loans held for sale	316%	395%	261%	180%	198%
Allowance for loan losses to non-performing loans, excluding loans held for sale	297%	370%	244%	171%	188%
Non-accrual loans, excluding loans held for sale/Loans, net	0.87%	0.68%	0.72%	0.61%	0.56%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.90%	0.74%	0.79%	0.70%	0.65%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (2)	1.08%	0.91%	0.96%	0.89%	0.82%

(1)
Regions adopted the CECL accounting guidance on January 1, 2020 and recorded the cumulative effect of the change in accounting guidance as a reduction to retained earnings and an increase to deferred tax assets.

(2)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 16 for amounts related to these loans.

(3)	Business represents the combined total of commercial and investor real estate loans.

ACL/ Loans excluding PPP, net (non-GAAP)
Regions believes this ACL ratio provides investors with meaningful additional information about credit loss allowance levels when the SBA's Paycheck Protection Program (PPP) loans, which are fully backed by the U.S. government, are excluded from total loans.

	As of
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Total Loans	$88,359	$90,548	$88,098	$82,963	$82,786
Less: SBA PPP Loans	4,594	4,498	—	—	—
Loans excluding PPP, net (non-GAAP)	$83,765	$86,050	$88,098	$82,963	$82,786
Allowance for credit losses (ACL) at period end	$2,425	$2,425	$1,665	$914	$917
ACL/Loans excluding PPP, net (non-GAAP)	2.90%	2.82%	1.89%	1.10%	1.11%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	9/30/2020		6/30/2020		3/31/2020		12/31/2019		9/30/2019
Commercial and industrial	$459	1.02%	$445	0.93%	$496	1.09%	$347	0.87%	$292	0.73%
Commercial real estate mortgage—owner-occupied	85	1.56%	74	1.35%	58	1.05%	73	1.31%	68	1.23%
Commercial real estate construction—owner-occupied	12	3.69%	10	3.09%	11	3.49%	11	3.47%	15	4.10%
Total commercial	556	1.09%	529	0.99%	565	1.10%	431	0.94%	375	0.81%
Commercial investor real estate mortgage	114	2.04%	1	0.02%	1	0.03%	2	0.03%	9	0.19%
Commercial investor real estate construction	4	0.19%	—	—%	—	—%	—	—%	—	—%
Total investor real estate	118	1.56%	1	0.01%	1	0.02%	2	0.03%	9	0.14%
Residential first mortgage	36	0.22%	32	0.21%	27	0.18%	27	0.19%	29	0.20%
Home equity—lines of credit	47	0.98%	46	0.92%	40	0.77%	41	0.78%	43	0.79%
Home equity—closed-end	9	0.31%	6	0.22%	5	0.17%	6	0.19%	6	0.21%
Indirect- vehicles	1	0.08%	—	—%	—	—%	—	—%	—	—%
Total consumer	93	0.31%	84	0.28%	72	0.24%	74	0.24%	78	0.26%
Total non-accrual loans	$767	0.87%	$614	0.68%	$638	0.72%	$507	0.61%	$462	0.56%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	9/30/2020		6/30/2020		3/31/2020		12/31/2019		9/30/2019
Commercial and industrial	$50	0.11%	$81	0.17%	$58	0.13%	$51	0.13%	$50	0.12%
Commercial real estate mortgage—owner-occupied	21	0.39%	11	0.20%	12	0.22%	14	0.26%	31	0.56%
Commercial real estate construction—owner-occupied	—	0.01%	1	0.15%	—	0.01%	2	0.65%	—	—%
Total commercial	71	0.14%	93	0.17%	70	0.14%	67	0.15%	81	0.18%
Commercial investor real estate mortgage	15	0.26%	1	0.02%	2	0.04%	2	0.03%	2	0.03%
Commercial investor real estate construction	—	—%	—	0.01%	—	0.01%	—	—%	—	—%
Total investor real estate	15	0.19%	1	0.02%	2	0.03%	2	0.02%	2	0.02%
Residential first mortgage—non-guaranteed (1)	79	0.51%	105	0.71%	88	0.62%	88	0.63%	91	0.65%
Home equity—lines of credit	26	0.53%	32	0.64%	43	0.83%	42	0.79%	53	0.98%
Home equity—closed-end	17	0.61%	25	0.85%	16	0.53%	18	0.60%	19	0.60%
Indirect—vehicles	22	1.96%	27	2.04%	33	2.15%	41	2.26%	40	1.91%
Indirect—other consumer	19	0.69%	16	0.51%	24	0.75%	25	0.77%	22	0.78%
Consumer credit card	13	1.12%	13	1.09%	18	1.37%	19	1.38%	18	1.37%
Other consumer	14	1.34%	14	1.32%	16	1.34%	18	1.43%	20	1.63%
Total consumer (1)	190	0.65%	232	0.79%	238	0.81%	251	0.83%	263	0.88%
Total accruing 30-89 days past due loans (1)	$276	0.31%	$326	0.36%	$310	0.35%	$320	0.39%	$346	0.42%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	9/30/2020		6/30/2020		3/31/2020		12/31/2019		9/30/2019
Commercial and industrial	$10	0.02%	$11	0.02%	$9	0.02%	$11	0.03%	$10	0.02%
Commercial real estate mortgage—owner-occupied	—	0.01%	3	0.05%	1	0.01%	1	0.01%	2	0.03%
Total commercial	10	0.02%	14	0.03%	10	0.02%	12	0.03%	12	0.03%
Commercial investor real estate mortgage	1	0.01%	—	—%	—	—%	—	—%	—	—%
Total investor real estate	1	0.01%	—	—%	—	—%	—	—%	—	—%
Residential first mortgage—non-guaranteed (2)	86	0.56%	75	0.50%	69	0.49%	70	0.50%	62	0.44%
Home equity—lines of credit	25	0.53%	26	0.53%	26	0.50%	32	0.60%	32	0.58%
Home equity—closed-end	12	0.41%	12	0.42%	11	0.36%	10	0.31%	9	0.30%
Indirect—vehicles	5	0.42%	8	0.55%	6	0.38%	7	0.40%	7	0.34%
Indirect—other consumer	3	0.11%	3	0.10%	4	0.12%	3	0.10%	3	0.12%
Consumer credit card	13	1.08%	17	1.38%	19	1.49%	19	1.38%	19	1.43%
Other consumer	3	0.27%	5	0.49%	5	0.44%	5	0.42%	5	0.38%
Total consumer (2)	147	0.50%	146	0.49%	140	0.47%	146	0.49%	137	0.46%
Total accruing 90+ days past due loans (2)	$158	0.18%	$160	0.18%	$150	0.17%	$158	0.19%	$149	0.18%

Total delinquencies (1) (2)	$434	0.49%	$486	0.54%	$460	0.52%	$478	0.58%	$495	0.60%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $57 million at 9/30/2020, $56 million at 6/30/2020, $37 million at 3/31/2020, $42 million at 12/31/2019, and $37 million at 9/30/2019.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $47 million at 9/30/2020, $55 million at 6/30/2020, $59 million at 3/31/2020, and $66 million at 12/31/2019 and 9/30/2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Current:
Commercial	$73	$47	$51	$105	$93
Investor real estate	45	6	14	32	30
Residential first mortgage	162	158	156	152	156
Home equity—lines of credit	36	37	38	40	42
Home equity—closed-end	79	83	92	103	110
Consumer credit card	1	1	1	1	1
Other consumer	3	3	3	4	4
Total current	399	335	355	437	436
Accruing 30-89 DPD:
Commercial	1	2	5	1	6
Residential first mortgage	16	20	25	25	26
Home equity—lines of credit	1	1	2	2	2
Home equity—closed-end	4	7	6	6	7
Other consumer	—	—	1	—	1
Total accruing 30-89 DPD	22	30	39	34	42
Total accruing and <90 DPD	421	365	394	471	478
Non-accrual or 90+ DPD:
Commercial	178	214	159	139	130
Investor real estate	—	—	1	1	5
Residential first mortgage	36	37	37	40	35
Home equity—lines of credit	2	3	2	2	2
Home equity—closed-end	8	7	6	6	7
Total non-accrual or 90+DPD	224	261	205	188	179
Total TDRs - Loans	$645	$626	$599	$659	$657
TDRs - Held For Sale	—	—	—	1	4
Total TDRs	$645	$626	$599	$660	$661

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Total commercial TDRs	$252	$263	$215	$245	$229
Total investor real estate TDRs	45	6	15	33	35
Total consumer TDRs	348	357	369	381	393
Total TDRs - Loans	$645	$626	$599	$659	$657

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Assets:
Cash and due from banks	$1,972	$1,619	$2,101	$1,598	$1,966
Interest-bearing deposits in other banks	11,501	11,579	3,154	2,516	3,101
Debt securities held to maturity	1,190	1,255	1,296	1,332	1,375
Debt securities available for sale	27,007	23,898	23,775	22,606	22,986
Loans held for sale	1,187	1,152	566	637	548
Loans, net of unearned income	88,359	90,548	88,098	82,963	82,786
Allowance for loan losses	(2,276)	(2,276)	(1,560)	(869)	(869)
Net loans	86,083	88,272	86,538	82,094	81,917
Other earning assets	1,267	1,238	1,722	1,518	1,760
Premises and equipment, net	1,896	1,929	1,935	1,960	1,944
Interest receivable	347	343	349	362	377
Goodwill	5,187	5,193	4,845	4,845	4,845
Residential mortgage servicing rights at fair value (MSRs)	267	249	254	345	307
Other identifiable intangible assets, net	129	137	98	105	111
Other assets	7,147	7,206	6,909	6,322	6,910
Total assets	$145,180	$144,070	$133,542	$126,240	$128,147
Liabilities and Equity:
Deposits:
Non-interest-bearing	$49,754	$47,964	$37,133	$34,113	$34,360
Interest-bearing	68,691	68,815	62,897	63,362	59,945
Total deposits	118,445	116,779	100,030	97,475	94,305
Borrowed funds:
Short-term borrowings	—	—	3,150	2,050	5,401
Long-term borrowings	4,919	6,408	10,105	7,879	9,128
Total borrowed funds	4,919	6,408	13,255	9,929	14,529
Other liabilities	3,912	3,255	2,925	2,541	2,732
Total liabilities	127,276	126,442	116,210	109,945	111,566
Equity:
Preferred stock, non-cumulative perpetual	1,656	1,656	1,310	1,310	1,310
Common stock	10	10	10	10	10
Additional paid-in capital	12,714	12,703	12,695	12,685	12,803
Retained earnings	3,330	2,978	3,364	3,751	3,534
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income, net	1,565	1,626	1,324	(90)	295
Total shareholders’ equity	17,904	17,602	17,332	16,295	16,581
Noncontrolling interest	—	26	—	—	—
Total equity	17,904	17,628	17,332	16,295	16,581
Total liabilities and equity	$145,180	$144,070	$133,542	$126,240	$128,147

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

End of Period Loans

	As of
						9/30/2020		9/30/2020
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	vs. 6/30/2020		vs. 9/30/2019
Commercial and industrial	$45,199	$47,670	$45,388	$39,971	$40,179	$(2,471)	(5.2)%	$5,020	12.5%
Commercial real estate mortgage—owner-occupied	5,451	5,491	5,550	5,537	5,532	(40)	(0.7)%	(81)	(1.5)%
Commercial real estate construction—owner-occupied	305	314	309	331	365	(9)	(2.9)%	(60)	(16.4)%
Total commercial	50,955	53,475	51,247	45,839	46,076	(2,520)	(4.7)%	4,879	10.6%
Commercial investor real estate mortgage	5,598	5,221	5,079	4,936	4,769	377	7.2%	829	17.4%
Commercial investor real estate construction	1,984	1,908	1,784	1,621	1,475	76	4.0%	509	34.5%
Total investor real estate	7,582	7,129	6,863	6,557	6,244	453	6.4%	1,338	21.4%
Total business	58,537	60,604	58,110	52,396	52,320	(2,067)	(3.4)%	6,217	11.9%
Residential first mortgage	16,195	15,382	14,535	14,485	14,397	813	5.3%	1,798	12.5%
Home equity—lines of credit (1)	4,753	4,953	5,201	5,300	5,430	(200)	(4.0)%	(677)	(12.5)%
Home equity—closed-end (2)	2,839	2,937	3,000	3,084	3,167	(98)	(3.3)%	(328)	(10.4)%
Indirect—vehicles	1,120	1,331	1,557	1,812	2,095	(211)	(15.9)%	(975)	(46.5)%
Indirect—other consumer	2,663	3,022	3,202	3,249	2,821	(359)	(11.9)%	(158)	(5.6)%
Consumer credit card	1,189	1,213	1,303	1,387	1,322	(24)	(2.0)%	(133)	(10.1)%
Other consumer	1,063	1,106	1,190	1,250	1,234	(43)	(3.9)%	(171)	(13.9)%
Total consumer	29,822	29,944	29,988	30,567	30,466	(122)	(0.4)%	(644)	(2.1)%
Total Loans	$88,359	$90,548	$88,098	$82,963	$82,786	$(2,189)	(2.4)%	$5,573	6.7%
_______

(1)	The balance of Regions' home equity lines of credit consists of $2,583 million of first lien and $2,170 million of second lien at 9/30/2020.

(2)	The balance of Regions' closed-end home equity loans consists of $2,594 million of first lien and $245 million of second lien at 9/30/2020.

	As of
End of Period Loans by Percentage	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Commercial and industrial	51.2%	52.6%	51.5%	48.2%	48.5%
Commercial real estate mortgage—owner-occupied	6.2%	6.1%	6.3%	6.7%	6.7%
Commercial real estate construction—owner-occupied	0.3%	0.3%	0.4%	0.4%	0.4%
Total commercial	57.7%	59.0%	58.2%	55.3%	55.6%
Commercial investor real estate mortgage	6.3%	5.8%	5.8%	5.9%	5.8%
Commercial investor real estate construction	2.2%	2.1%	2.0%	2.0%	1.8%
Total investor real estate	8.5%	7.9%	7.8%	7.9%	7.6%
Total business	66.2%	66.9%	66.0%	63.2%	63.2%
Residential first mortgage	18.3%	17.0%	16.5%	17.5%	17.4%
Home equity—lines of credit	5.4%	5.5%	5.9%	6.4%	6.6%
Home equity—closed-end	3.2%	3.2%	3.4%	3.7%	3.8%
Indirect—vehicles	1.3%	1.5%	1.8%	2.2%	2.5%
Indirect—other consumer	3.0%	3.3%	3.6%	3.9%	3.4%
Consumer credit card	1.3%	1.3%	1.5%	1.7%	1.6%
Other consumer	1.3%	1.3%	1.3%	1.4%	1.5%
Total consumer	33.8%	33.1%	34.0%	36.8%	36.8%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Commercial and industrial	$46,405	$49,296	$40,519	$39,743	$40,200	$(2,891)	(5.9)%	$6,205	15.4%
Commercial real estate mortgage—owner-occupied	5,498	5,492	5,509	5,489	5,481	6	0.1%	17	0.3%
Commercial real estate construction—owner-occupied	318	312	323	357	390	6	1.9%	(72)	(18.5)%
Total commercial	52,221	55,100	46,351	45,589	46,071	(2,879)	(5.2)%	6,150	13.3%
Commercial investor real estate mortgage	5,324	5,150	4,975	4,841	4,859	174	3.4%	465	9.6%
Commercial investor real estate construction	1,974	1,869	1,673	1,544	1,529	105	5.6%	445	29.1%
Total investor real estate	7,298	7,019	6,648	6,385	6,388	279	4.0%	910	14.2%
Total business	59,519	62,119	52,999	51,974	52,459	(2,600)	(4.2)%	7,060	13.5%
Residential first mortgage	15,786	14,884	14,469	14,416	14,298	902	6.1%	1,488	10.4%
Home equity—lines of credit	4,842	5,072	5,237	5,357	5,482	(230)	(4.5)%	(640)	(11.7)%
Home equity—closed-end	2,885	2,970	3,038	3,121	3,201	(85)	(2.9)%	(316)	(9.9)%
Indirect—vehicles	1,223	1,441	1,679	1,948	2,247	(218)	(15.1)%	(1,024)	(45.6)%
Indirect—other consumer	2,835	3,111	3,263	3,005	2,750	(276)	(8.9)%	85	3.1%
Consumer credit card	1,194	1,230	1,348	1,337	1,310	(36)	(2.9)%	(116)	(8.9)%
Other consumer	1,086	1,137	1,216	1,234	1,239	(51)	(4.5)%	(153)	(12.3)%
Total consumer	29,851	29,845	30,250	30,418	30,527	6	—%	(676)	(2.2)%
Total loans	$89,370	$91,964	$83,249	$82,392	$82,986	$(2,594)	(2.8)%	$6,384	7.7%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of SBA PPP loans, the indirect- other consumer exit portfolio and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Commercial and industrial	$46,405	$49,296	$40,519	$39,743	$40,200	$(2,891)	(5.9)%	$6,205	15.4%
Less: SBA PPP Loans	4,558	3,213	—	—	—	1,345	41.9%	4,558	NM
Adjusted commercial and industrial loans (non-GAAP)	$41,847	$46,083	$40,519	$39,743	$40,200	$(4,236)	(9.2)%	$1,647	4.1%
Total commercial loans	$52,221	$55,100	$46,351	$45,589	$46,071	$(2,879)	(5.2)%	$6,150	13.3%
Less: SBA PPP Loans	4,558	3,213	—	—	—	1,345	41.9%	4,558	NM
Adjusted total commercial loans (non-GAAP)	$47,663	$51,887	$46,351	$45,589	$46,071	$(4,224)	(8.1)%	$1,592	3.5%
Total business loans	$59,519	$62,119	$52,999	$51,974	$52,459	$(2,600)	(4.2)%	$7,060	13.5%
Less: SBA PPP Loans	4,558	3,213	—	—	—	1,345	41.9%	4,558	NM
Adjusted total business loans (non-GAAP)	$54,961	$58,906	$52,999	$51,974	$52,459	$(3,945)	(6.7)%	$2,502	4.8%
Total consumer loans	$29,851	$29,845	$30,250	$30,418	$30,527	$6	—%	$(676)	(2.2)%
Less: Indirect-other consumer exit portfolio (1)	1,318	1,493	1,696	1,841	1,906	(175)	(11.7)%	(588)	(30.8)%
Less: Indirect—vehicles	1,223	1,441	1,679	1,948	2,247	(218)	(15.1)%	(1,024)	(45.6)%
Adjusted total consumer loans (non-GAAP)	$27,310	$26,911	$26,875	$26,629	$26,374	$399	1.5%	$936	3.5%
Total loans	$89,370	$91,964	$83,249	$82,392	$82,986	$(2,594)	(2.8)%	$6,384	7.7%
Less: SBA PPP Loans	4,558	3,213	—	—	—	1,345	41.9%	4,558	NM
Less: Indirect-other consumer exit portfolio (1)	1,318	1,493	1,696	1,841	1,906	(175)	(11.7)%	(588)	(30.8)%
Less: Indirect—vehicles	1,223	1,441	1,679	1,948	2,247	(218)	(15.1)%	(1,024)	(45.6)%
Adjusted total loans (non-GAAP)	$82,271	$85,817	$79,874	$78,603	$78,833	$(3,546)	(4.1)%	$3,438	4.4%

(1)	In the forth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Commercial and industrial	$45,410	$40,303	$5,107	12.7%
Commercial real estate mortgage—owner-occupied	5,500	5,496	4	0.1%
Commercial real estate construction—owner-occupied	318	415	(97)	(23.4)%
Total commercial	51,228	46,214	5,014	10.8%
Commercial investor real estate mortgage	5,150	4,763	387	8.1%
Commercial investor real estate construction	1,839	1,715	124	7.2%
Total investor real estate	6,989	6,478	511	7.9%
Total business	58,217	52,692	5,525	10.5%
Residential first mortgage	15,049	14,217	832	5.9%
Home equity—lines of credit	5,050	5,636	(586)	(10.4)%
Home equity—closed-end	2,964	3,272	(308)	(9.4)%
Indirect—vehicles	1,447	2,581	(1,134)	(43.9)%
Indirect—other consumer	3,069	2,615	454	17.4%
Consumer credit card	1,257	1,300	(43)	(3.3)%
Other consumer	1,146	1,223	(77)	(6.3)%
Total consumer	29,982	30,844	(862)	(2.8)%
Total Loans	$88,199	$83,536	$4,663	5.6%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of SBA PPP loans, the indirect- other consumer exit portfolio and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Commercial and industrial	$45,410	$40,303	$5,107	12.7%
Less: SBA PPP Loans	28	—	28	NM
Adjusted commercial and industrial loans (non-GAAP)	$45,382	$40,303	$5,079	12.6%
Total commercial loans	$51,228	$46,214	$5,014	10.8%
Less: SBA PPP Loans	28	—	28	NM
Adjusted total commercial loans (non-GAAP)	$51,200	$46,214	$4,986	10.8%
Total business loans	$58,217	$52,692	$5,525	10.5%
Less: SBA PPP Loans	28	—	28	NM
Adjusted total business loans (non-GAAP)	$58,189	$52,692	$5,497	10.4%
Total consumer loans	$29,982	$30,844	$(862)	(2.8)%
Less: Indirect-other consumer exit portfolio (1)	1,502	1,853	(351)	(18.9)%
Less: Indirect—vehicles	1,447	2,581	(1,134)	(43.9)%
Adjusted total consumer loans (non-GAAP)	$27,033	$26,410	$623	2.4%
Total Loans	$88,199	$83,536	$4,663	5.6%
Less: SBA PPP Loans	28	—	28	NM
Less: Indirect—other consumer exit portfolio (1)	1,502	1,853	(351)	(18.9)%
Less: Indirect—vehicles	1,447	2,581	(1,134)	(43.9)%
Adjusted total loans (non-GAAP)	$85,222	$79,102	$6,120	7.7%

(1)	In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

End of Period Deposits

	As of
						9/30/2020		9/30/2020
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	vs. 6/30/2020		vs. 9/30/2019
Interest-free deposits	$49,754	$47,964	$37,133	$34,113	$34,360	$1,790	3.7%	$15,394	44.8%
Interest-bearing checking	22,294	22,407	19,992	20,046	18,107	(113)	(0.5)%	4,187	23.1%
Savings	11,159	10,698	9,199	8,640	8,588	461	4.3%	2,571	29.9%
Money market—domestic	29,387	29,263	26,328	25,326	25,329	124	0.4%	4,058	16.0%
Low-cost deposits	112,594	110,332	92,652	88,125	86,384	2,262	2.1%	26,210	30.3%
Time deposits	5,840	6,428	7,122	7,442	7,639	(588)	(9.1)%	(1,799)	(23.6)%
Total Customer Deposits	118,434	116,760	99,774	95,567	94,023	1,674	1.4%	24,411	26.0%
Corporate treasury time deposits	11	19	256	108	282	(8)	(42.1)%	(271)	(96.1)%
Corporate treasury other deposits	—	—	—	1,800	—	—	NM	—	NM
Total Deposits	$118,445	$116,779	$100,030	$97,475	$94,305	$1,666	1.4%	$24,140	25.6%

	As of
						9/30/2020		9/30/2020
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	vs. 6/30/2020		vs. 9/30/2019
Consumer Bank Segment	$69,265	$68,616	$61,238	$59,438	$59,422	$649	0.9%	$9,843	16.6%
Corporate Bank Segment	39,799	38,848	29,862	27,626	26,312	951	2.4%	13,487	51.3%
Wealth Management Segment	8,982	8,888	8,372	8,162	7,905	94	1.1%	1,077	13.6%
Other (1)	399	427	558	2,249	666	(28)	(6.6)%	(267)	(40.1)%
Total Deposits	$118,445	$116,779	$100,030	$97,475	$94,305	$1,666	1.4%	$24,140	25.6%

	As of
						9/30/2020		9/30/2020
($ amounts in millions)	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	vs. 6/30/2020		vs. 9/30/2019
Wealth Management - Private Wealth	$7,726	$7,816	$7,168	$7,180	$6,913	$(90)	(1.2)%	$813	11.8%
Wealth Management - Institutional Services	1,256	1,072	1,204	982	992	184	17.2%	264	26.6%
Total Wealth Management Segment Deposits	$8,982	$8,888	$8,372	$8,162	$7,905	$94	1.1%	$1,077	13.6%

					As of
End of Period Deposits by Percentage					9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Interest-free deposits					42.0%	41.1%	37.1%	35.0%	36.4%
Interest-bearing checking					18.8%	19.2%	20.0%	20.6%	19.2%
Savings					9.4%	9.2%	9.2%	8.9%	9.1%
Money market—domestic					24.8%	25.1%	26.3%	26.0%	26.9%
Low-cost deposits					95.0%	94.6%	92.6%	90.5%	91.6%
Time deposits					5.0%	5.5%	7.1%	7.6%	8.1%
Total Customer Deposits					100.0%	100.0%	99.7%	98.1%	99.7%
Corporate treasury time deposits					—%	—%	0.3%	0.1%	0.3%
Corporate treasury other deposits					—%	—%	—%	1.8%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Interest-free deposits	$48,314	$44,382	$34,205	$34,098	$33,599	$3,932	8.9%	$14,715	43.8%
Interest-bearing checking	22,098	21,755	19,273	18,668	18,257	343	1.6%	3,841	21.0%
Savings	10,935	10,152	8,822	8,616	8,607	783	7.7%	2,328	27.0%
Money market—domestic	29,146	27,870	25,151	25,289	24,904	1,276	4.6%	4,242	17.0%
Low-cost deposits	110,493	104,159	87,451	86,671	85,367	6,334	6.1%	25,126	29.4%
Time deposits	6,150	6,690	7,302	7,543	7,712	(540)	(8.1)%	(1,562)	(20.3)%
Total Customer Deposits	116,643	110,849	94,753	94,214	93,079	5,794	5.2%	23,564	25.3%
Corporate treasury time deposits	13	72	280	189	436	(59)	(81.9)%	(423)	(97.0)%
Corporate treasury other deposits	—	—	639	109	541	—	NM	(541)	(100.0)%
Total Deposits	$116,656	$110,921	$95,672	$94,512	$94,056	$5,735	5.2%	22,600	24.0%

	Average Balances
($ amounts in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Consumer Bank Segment	$68,842	$65,722	$59,711	$59,359	$59,217	$3,120	4.7%	$9,625	16.3%
Corporate Bank Segment	38,755	36,409	26,618	26,627	25,690	2,346	6.4%	13,065	50.9%
Wealth Management Segment	8,658	8,382	8,073	7,891	7,843	276	3.3%	815	10.4%
Other (1)	401	408	1,270	635	1,306	(7)	(1.7)%	(905)	(69.3)%
Total Deposits	$116,656	$110,921	$95,672	$94,512	$94,056	$5,735	5.2%	$22,600	24.0%

	Average Balances
($ amounts in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	3Q20 vs. 2Q20		3Q20 vs. 3Q19
Wealth Management - Private Wealth	$7,723	$7,395	$7,062	$7,040	$6,984	$328	4.4%	$739	10.6%
Wealth Management - Institutional Services	935	987	1,011	851	859	(52)	(5.3)%	76	8.8%
Total Wealth Management Segment Deposits	$8,658	$8,382	$8,073	$7,891	$7,843	$276	3.3%	$815	10.4%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Interest-free deposits	$42,323	$33,791	$8,532	25.2%
Interest-bearing checking	21,046	18,808	2,238	11.9%
Savings	9,973	8,754	1,219	13.9%
Money market—domestic	27,395	24,418	2,977	12.2%
Low-cost deposits	100,737	85,771	14,966	17.4%
Time deposits	6,712	7,662	(950)	(12.4)%
Total Customer Deposits	107,449	93,433	14,016	15.0%
Corporate treasury time deposits	121	529	(408)	(77.1)%
Corporate treasury other deposits	212	419	(207)	(49.4)%
Total Deposits	$107,782	$94,381	$13,401	14.2%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Consumer Bank Segment	$64,773	$58,820	$5,953	10.1%
Corporate Bank Segment	33,945	26,245	7,700	29.3%
Wealth Management Segment	8,372	7,904	468	5.9%
Other (1)	692	1,412	(720)	(51.0)%
Total Deposits	$107,782	$94,381	$13,401	14.2%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Wealth Management - Private Wealth	$7,395	$7,042	$353	5.0%
Wealth Management - Institutional Services	977	862	115	13.3%
Total Wealth Management Segment Deposits	$8,372	$7,904	$468	5.9%
________

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios
The following tables provide the calculation of the end of period “tangible common shareholders’ equity” and "tangible common book value per share" ratios, and a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Tangible Common Ratios
Shareholders’ equity (GAAP)		$17,904	$17,602	$17,332	$16,295	$16,581
Less:
Preferred stock (GAAP)		1,656	1,656	1,310	1,310	1,310
Intangible assets (GAAP)		5,316	5,330	4,943	4,950	4,956
Deferred tax liability related to intangibles (GAAP)		(105)	(103)	(92)	(92)	(93)
Tangible common shareholders’ equity (non-GAAP)	A	$11,037	$10,719	$11,171	$10,127	$10,408
Total assets (GAAP)		$145,180	$144,070	$133,542	$126,240	$128,147
Less:
Intangible assets (GAAP)		5,316	5,330	4,943	4,950	4,956
Deferred tax liability related to intangibles (GAAP)		(105)	(103)	(92)	(92)	(93)
Tangible assets (non-GAAP)	B	$139,969	$138,843	$128,691	$121,382	$123,284
Shares outstanding—end of quarter	C	960	960	957	957	964
Tangible common shareholders’ equity to tangible assets (non-GAAP)	A/B	7.88%	7.72%	8.68%	8.34%	8.44%
Tangible common book value per share (non-GAAP)	A/C	$11.49	$11.16	$11.67	$10.58	$10.79

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in unemployment rates, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
The impact of pandemics, including the ongoing COVID-19 pandemic, on our businesses and financial results and conditions.The duration and severity of the ongoing COVID-19 pandemic, which has disrupted the global economy, has and could continue to adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. The pandemic could also cause an outflow of deposits, result in goodwill impairment charges and the impairment of other financial and nonfinancial assets, and increase our cost of capital.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock or other regulatory capital instruments, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements under law or imposed by our regulators, which may impact our ability to return capital to shareholders.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2020 Earnings Release

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to achieve our expense management initiatives.

•
Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

•
Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2019 and the "Risk Factors" of Regions' Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 as filed with the SEC.
Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic (including any second wave or resurgences), actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.